Exhibit 99.1
Earthstone Energy, Inc. Reports 2023 First Quarter Financial Results

The Woodlands, Texas, May 3, 2023 – Earthstone Energy, Inc. (NYSE: ESTE) (“Earthstone”, the “Company”, “we”, “our” or “us”), today announced financial and operating results for the three months ended March 31, 2023.

First Quarter 2023 Highlights
•Average daily production of 104,450 Boepd(1), up 194% from Q1 2022
•Net income(2) of $86.2 million, and Adjusted Net Income(3) of $109.1 million
•Adjusted EBITDAX(3) of $266.9 million, up 117% from Q1 2022
•Net cash provided by operating activities of $258.3 million
•Free Cash Flow(3) of $41.8 million, up 17% from Q1 2022
•Reduced Long-term debt by $62.0 million
•Capital expenditures of $202.3 million
(1)Represents reported sales volumes.
(2)Net income (GAAP) represents the sum of Net Income attributable to Earthstone Energy, Inc., plus the Net income attributable to noncontrolling interest. The related consolidated weighted average shares outstanding of Class A Common Stock and Class B Common Stock are 141.8 million shares, on an as-converted basis, for the three months ended March 31, 2023 (“Adjusted Diluted Shares”, as reconciled in the “Non-GAAP Financial Measures” section below). All shares of our Class B Common Stock issued and outstanding are held by the noncontrolling interest group.
(3)See “Non-GAAP Financial Measures” section below.

Management Comments

Robert J. Anderson, President and Chief Executive Officer of Earthstone, stated, “We are off to a great start in 2023 as our first quarter results reflected both strong operational and financial performance. Our high-quality producing asset base, disciplined capital investments, and exceptional operational performance allowed us to deliver Free Cash Flow for the 12th consecutive quarter. Execution of our capital plan as designed, along with production of almost 105,000 Boepd in the quarter, enabled us to continue reduction of debt and further strengthen our balance sheet. The results we posted for the first quarter are another clear indication of the merits of our focused, proven acquisition strategy.”

Operational Overview

The Company operated a five-rig drilling program during the first quarter of 2023 with three rigs in the Delaware Basin and two in the Midland Basin.

Delaware Basin Highlights

In the Delaware Basin, during the first quarter of 2023, Earthstone commenced drilling ten gross (8.4 net) wells, brought six gross (3.8 net) wells online, and had six gross (5.2 net) drilled but uncompleted (“DUC”) wells at quarter end.

Earthstone completed the Jade 34-3 Fed Com pad on acreage acquired in the Chisholm acquisition in the northern Delaware Basin in Lea County, New Mexico. The wells targeted the First and Second Bone Spring intervals. The four wells had an average peak IP-30 rate of 1,240 Boepd from laterals averaging approximately 9,900 feet with an average oil percentage of 91%.

In Eddy County, New Mexico, the Company completed the Dark Canyon 15-22 State Com pad. The 2-well pad had an average peak IP-30 of 1,422 Boepd and was approximately 69% oil. The average lateral length of the two wells was about 7,100 feet, and both wells are producing from the Wolfcamp A zone. The Dark Canyon 15-22 State Com pad is located on acreage also acquired in the Chisholm acquisition.

At the Company’s El Campeon project, acquired in the Titus acquisition, Earthstone is currently operating two drilling rigs on the six-well project. The lateral lengths for the six wells will range from 9,400 to 10,000 feet. The Company expects the wells to start producing in August 2023. These will be the first wells completed across the New Mexico-Texas state line.

Midland Basin Highlights

During the first quarter of 2023, the Company began drilling six gross (3.9 net) wells, brought nine gross (nine net) wells online, and had two gross (1.3 net) DUC wells at quarter end.

In Reagan County, Texas, the WTG 5-234 two-well pad is producing from the Wolfcamp Upper and Lower B zones. These wells were drilled with a lateral length of approximately 9,850 feet and had an average peak IP-30 rate of about 945 Boepd with a production stream of approximately 77% oil.

Selected Financial Data (unaudited)

($000s except where noted)	Three Months Ended March 31,
	2023	2022
Total revenues	$413,136	$196,150

Lease operating expense	87,978	21,631

General and administrative expense (excluding stock-based compensation)	12,961	6,476
Stock-based compensation	4,618	5,830
General and administrative expense	$17,579	$12,306

Net income (loss)	$86,211	$(51,877)
Less: Net income (loss) attributable to noncontrolling interest	25,663	(18,399)
Net income (loss) attributable to Earthstone Energy, Inc.	60,548	(33,478)
Adjusted EBITDAX(1)	$266,903	$123,089

Production(2):
Oil (MBbls)	4,153	1,417
Gas (MMcf)	16,811	5,639
NGL (MBbls)	2,445	839
Total (MBoe)(3)	9,400	3,196
Average Daily Production (Boepd)	104,450	35,509
Average Prices:
Oil ($/Bbl)	76.42	97.24
Gas ($/Mcf)	1.79	4.07
NGL ($/Bbl)	26.88	42.22
Total ($/Boe)	43.95	61.38
Adj. for Realized Derivatives Settlements:
Oil ($/Bbl)	75.32	75.61
Gas ($/Mcf)	1.64	3.89
NGL ($/Bbl)	26.88	42.22
Total ($/Boe)	43.20	51.46
Operating Margin per Boe
Average realized price	$43.95	$61.38
Lease operating expense	9.36	6.77
Production and ad valorem taxes	3.53	4.17
Operating margin per Boe(1)	31.06	50.44
Realized hedge settlements	(0.75)	(9.92)
Operating margin per Boe (including Realized Hedge Settlements)(1)	$30.31	$40.52

(1)See the “Non-GAAP Financial Measures” section below.
(2)Represents reported sales volumes.
(3)Barrels of oil equivalent have been calculated on the basis of six thousand cubic feet (Mcf) of natural gas equals one barrel of oil equivalent (Boe).

Liquidity and Equity Capitalization

As of March 31, 2023, we had approximately $452 million of long-term debt outstanding under our senior secured credit facility (“Credit Facility”), with elected commitments of $1.4 billion, resulting in available borrowings of approximately $948 million. As of March 31, 2023, our borrowing base was $1.65 billion.

Through March 31, 2023, we had incurred $202.3 million of capital expenditures. Our 2023 capital expenditure guidance remains at $725-$775 million. We expect to fund our remaining 2023 capital expenditures with cash flow from operations while any excess cash flow will be used to repay borrowings under our Credit Facility.

As of March 31, 2023, 106,303,568 shares of Class A Common Stock and 34,259,641 shares of Class B Common Stock were outstanding, resulting in 140,563,209 combined shares of common stock outstanding.

Commodity Hedging

Hedging Activities

The following tables set forth our outstanding derivative contracts as of March 31, 2023. When aggregating multiple contracts, the weighted average contract price is disclosed.

	Price Swaps
Period	Commodity	Volume (Bbls / MMBtu)	Weighted Average Price ($/Bbl / $/MMBtu)
Q2 - Q4 2023	Crude Oil	1,237,500	$76.94
Q2 - Q4 2023	Crude Oil Basis Swap (1)	7,103,500	$0.92
Q2 - Q4 2023	Natural Gas	3,437,500	$3.35
Q2 - Q4 2023	Natural Gas Basis Swap (2)	38,500,000	$(1.67)
Q1 - Q4 2024	Natural Gas Basis Swap (2)	36,600,000	$(1.05)
Q1 - Q4 2025	Natural Gas Basis Swap (2)	14,600,000	$(0.74)
(1)The basis differential price is between WTI Midland Crude and the WTI NYMEX.
(2)The basis differential price is between W. Texas (WAHA) and the Henry Hub NYMEX.

	Costless Collars
Period	Commodity	Volume (Bbls / MMBtu)	Bought Floor ($/Bbl / $/MMBtu)	Sold Ceiling ($/Bbl / $/MMBtu)
Q2 - Q4 2023	Crude Oil Costless Collar	2,117,500	$62.47	$87.56
Q2 - Q4 2023	Natural Gas Costless Collar	14,797,500	$3.37	$5.61

	Deferred Premium Puts
Period	Commodity	Volume (Bbls / MMBtu)	$/Bbl (Put Price)	$/Bbl (Net of Premium)
Q2 - Q4 2023	Crude Oil	1,364,500	$69.67	$64.24

Hedging Update

The following tables set forth our outstanding derivative contracts as of May 1, 2023. When aggregating multiple contracts, the weighted average contract price is disclosed.

	Price Swaps
Period	Commodity	Volume (Bbls / MMBtu)	Weighted Average Price ($/Bbl / $/MMBtu)
Q2 - Q4 2023	Crude Oil	1,102,500	$76.94
Q2 - Q4 2023	Crude Oil Basis Swap (1)	6,308,500	$0.92
Q2 - Q4 2023	Natural Gas	3,062,500	$3.35
Q2 - Q4 2023	Natural Gas Basis Swap (2)	34,300,000	$(1.67)
Q1 - Q4 2024	Natural Gas Basis Swap (2)	36,600,000	$(1.05)
Q1 - Q4 2025	Natural Gas Basis Swap (2)	14,600,000	$(0.74)
(1)The basis differential price is between WTI Midland Crude and the WTI NYMEX.
(2)The basis differential price is between W. Texas (WAHA) and the Henry Hub NYMEX.

	Costless Collars
Period	Commodity	Volume (Bbls / MMBtu)	Bought Floor ($/Bbl / $/MMBtu)	Sold Ceiling ($/Bbl / $/MMBtu)
Q2 - Q4 2023	Crude Oil Costless Collar	2,346,500	$62.96	$86.51
Q1 - Q4 2024	Crude Oil Costless Collar	915,000	$65.00	$82.20
Q2 - Q4 2023	Natural Gas Costless Collar	13,066,500	$3.37	$5.59

	Deferred Premium Puts
Period	Commodity	Volume (Bbls / MMBtu)	$/Bbl (Put Price)	$/Bbl (Net of Premium)
Q2 - Q4 2023	Crude Oil	1,175,500	$69.74	$64.31

Conference Call Details

Earthstone is hosting a conference call on Thursday, May 4, 2023 at 1:00 p.m. Eastern (12:00 p.m. Central) to discuss the Company’s financial results for the first quarter of 2023. Prepared remarks by Robert J. Anderson, President and Chief Executive Officer, Mark Lumpkin, Jr., Executive Vice President and Chief Financial Officer, and Steven C. Collins, Executive Vice President and Chief Operating Officer, will be followed by a question and answer session.

Investors and analysts are invited to participate in the call by dialing 877-407-6184 for domestic calls or 201-389-0877 for international calls, in both cases asking for the Earthstone conference call. A webcast will also be available through the Company website (www.earthstoneenergy.com). Please select “Events & Presentations” under the “Investors” section of the Company’s website and log on at least 10 minutes in advance to register.

A replay of the call and webcast will be available on the Company’s website and by telephone until 1:00 p.m. Eastern (12:00 p.m. Central), Thursday, May 18, 2023. The number for the replay is 877-660-6853 for domestic calls or 201-612-7415 for international calls, using Replay ID: 13737402.

About Earthstone Energy, Inc.

Earthstone Energy, Inc. is a growth-oriented, independent energy company engaged in acquisitions and the development and operation of oil and natural gas properties. Its primary assets are located in the Permian Basin of New Mexico and west Texas. Earthstone is listed on the New York Stock Exchange under the symbol “ESTE.” For more information, visit Earthstone’s website at www.earthstoneenergy.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “guidance,” “target,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to, those set forth in Earthstone’s annual report on Form 10-K for the year ended December 31, 2022, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, and other Securities and Exchange Commission filings. Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Contact

Clay Jeansonne
Investor Relations
Earthstone Energy, Inc.
1400 Woodloch Forest Drive, Suite 300
The Woodlands, TX 77380
713-379-3080
cjeansonne@earthstoneenergy.com

EARTHSTONE ENERGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(In thousands, except share and per share amounts)

	March 31,	December 31,
ASSETS	2023	2022
Current assets:
Cash	$—	$—
Accounts receivable:
Oil, natural gas, and natural gas liquids revenues	133,633	161,531
Joint interest billings and other, net of allowance of $19 and $19 at March 31, 2023 and December 31, 2022, respectively	27,518	34,549
Derivative asset	14,444	31,331
Prepaid expenses and other current assets	24,658	18,854
Total current assets	200,253	246,265

Oil and gas properties, successful efforts method:
Proved properties	4,195,206	3,987,901
Unproved properties	282,228	282,589
Land	5,482	5,482
Total oil and gas properties	4,482,916	4,275,972

Accumulated depreciation, depletion and amortization	(729,318)	(619,196)
Net oil and gas properties	3,753,598	3,656,776

Other noncurrent assets:
Office and other equipment, net of accumulated depreciation and amortization of $5,657 and $5,273 at March 31, 2023 and December 31, 2022, respectively	5,571	5,394
Derivative asset	73	9,117
Operating lease right-of-use assets	6,573	4,569
Other noncurrent assets	17,407	15,280
TOTAL ASSETS	$3,983,475	$3,937,401
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$40,148	$91,815
Revenues and royalties payable	194,900	163,368
Accrued expenses	123,704	80,942
Asset retirement obligation	881	948
Derivative liability	3,864	14,053
Advances	8,242	7,312
Operating lease liabilities	890	842
Finance lease liabilities	880	802
Other current liabilities	11,447	16,202
Total current liabilities	384,956	376,284

Noncurrent liabilities:
Long-term debt, net	991,855	1,053,879
Deferred tax liability	156,937	138,336
Asset retirement obligation	29,941	29,611
Derivative liability	3,698	—
Operating lease liabilities	3,758	3,889
Finance lease liabilities	865	876

Other noncurrent liabilities	3,735	10,509
Total noncurrent liabilities	1,190,789	1,237,100

Equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized; none issued or outstanding	—	—
Class A Common Stock, $0.001 par value, 200,000,000 shares authorized; 106,303,568 and 105,547,139 issued and outstanding at March 31, 2023 and December 31, 2022, respectively	106	106
Class B Common Stock, $0.001 par value, 50,000,000 shares authorized; 34,259,641 and 34,259,641 issued and outstanding at March 31, 2023 and December 31, 2022, respectively	34	34
Additional paid-in capital	1,343,965	1,346,463
Retained earnings	353,259	292,711
Total Earthstone Energy, Inc. equity	1,697,364	1,639,314
Noncontrolling interest	710,366	684,703
Total equity	2,407,730	2,324,017

TOTAL LIABILITIES AND EQUITY	$3,983,475	$3,937,401

EARTHSTONE ENERGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands, except share and per share amounts)

	Three Months Ended
	March 31,
	2023	2022
REVENUES
Oil	$317,378	$137,752
Natural gas	30,018	22,958
Natural gas liquids	65,740	35,440
Total revenues	413,136	196,150

OPERATING COSTS AND EXPENSES
Lease operating expense	87,978	21,631
Production and ad valorem taxes	33,153	13,315
Depreciation, depletion and amortization	110,750	34,326
General and administrative expense	17,579	12,306
Transaction costs	193	10,742
Accretion of asset retirement obligation	629	397
Exploration expense	466	92
Total operating costs and expenses	250,748	92,809

Loss on sale of oil and gas properties	(3,140)	—

Income from operations	159,248	103,341

OTHER INCOME (EXPENSE)
Interest expense, net	(22,856)	(5,318)
Write-off of deferred financing costs	(5,109)	—
Loss on derivative contracts, net	(26,464)	(151,480)
Other income, net	(7)	47
Total other income (expense)	(54,436)	(156,751)

Income (loss) before income taxes	104,812	(53,410)
Income tax (expense) benefit	(18,601)	1,533
Net income (loss)	86,211	(51,877)

Less: Net income (loss) attributable to noncontrolling interest	25,663	(18,399)

Net income (loss) attributable to Earthstone Energy, Inc.	$60,548	$(33,478)

Net income (loss) per common share attributable to Earthstone Energy, Inc.:
Basic	$0.57	$(0.53)
Diluted	$0.56	$(0.53)

Weighted average common shares outstanding:
Basic	105,972,734	63,445,649
Diluted	107,525,017	63,445,649

EARTHSTONE ENERGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)(In thousands)

	For the Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net income (loss)	$86,211	$(51,877)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion and amortization	110,750	34,326
Accretion of asset retirement obligations	629	397
Settlement of asset retirement obligations	(539)	(201)
Loss on sale of oil and gas properties	3,140	—
Gain on sale of office and other equipment	(33)	(22)
Total loss on derivative contracts, net	26,464	151,480
Operating portion of net cash paid in settlement of derivative contracts	(7,025)	(31,686)
Stock-based compensation - equity and liability awards	4,618	5,830
Deferred income taxes	18,601	(1,327)
Write-off of deferred financing costs	5,109	—
Amortization of deferred financing costs	1,769	627
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	34,955	(48,735)
(Increase) decrease in prepaid expenses and other current assets	(5,752)	(1,896)
Increase (decrease) in accounts payable and accrued expenses	(53,028)	18,254
Increase (decrease) in revenues and royalties payable	31,532	14,932
Increase (decrease) in advances	929	(7,100)
Net cash provided by operating activities	258,330	83,002
Cash flows from investing activities:
Acquisition of oil and gas properties, net of cash acquired	(737)	(324,198)
Additions to oil and gas properties	(181,569)	(55,925)
Additions to office and other equipment	(291)	(590)
Proceeds from sales of oil and gas properties	1,843	—
Net cash used in investing activities	(180,754)	(380,713)
Cash flows from financing activities:
Proceeds from borrowings	958,360	582,498
Repayments of borrowings	(776,338)	(278,269)
Repayment of term loan	(250,000)	—
Cash paid related to the exchange and cancellation of Class A Common Stock	(6,342)	(3,898)
Cash paid for finance leases	(204)	—
Deferred financing costs	(3,052)	(6,151)
Net cash (used in) provided by financing activities	(77,576)	294,180
Net decrease in cash	—	(3,531)
Cash at beginning of period	—	4,013
Cash at end of period	$—	$482

Earthstone Energy, Inc.
Non-GAAP Financial Measures
Unaudited
The non-GAAP financial measures of Adjusted Diluted Shares, Adjusted EBITDAX, Adjusted Net Income, Free Cash Flow and Operating Margin per Boe, as defined and presented below, are intended to provide readers with meaningful information that supplements our financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). Further, these non-GAAP measures should only be considered in conjunction with financial statements and disclosures prepared in accordance with GAAP and should not be considered in isolation or as a substitute for GAAP measures, such as net income or loss, operating income or loss or any other GAAP measure of financial position or results of operations. Adjusted EBITDAX and Adjusted Net Income are presented herein and reconciled from the GAAP measure of net income (loss) because of their wide acceptance by the investment community as a financial indicator.

I. Adjusted Diluted Shares

We define “Adjusted Diluted Shares” as the weighted average shares of Class A Common Stock - Diluted outstanding plus the weighted average shares of Class B Common Stock outstanding.

Our Adjusted Diluted Shares is a non-GAAP financial measure that provides a comparable per share measurement when presenting results such as Adjusted EBITDAX and Adjusted Net Income that include the interests of both Earthstone and the noncontrolling interest. Adjusted Diluted Shares is used in calculating several metrics that we use as supplemental financial measurements in the evaluation of our business, none of which should be considered as an alternative to, or more meaningful than, net income as an indicator of operating performance.

Adjusted Diluted Shares for the periods indicated:

	Three Months Ended
	March 31,
	2023	2022
Class A Common Stock - Diluted(1)	107,525,017	63,445,649
Class B Common Stock	34,259,641	34,322,462
Adjusted Diluted Shares	141,784,658	97,768,111

(1)Does not include potentially dilutive unvested restricted stock units and performance units for the three months ended March 31, 2022 due to the loss for the period.

II. Adjusted EBITDAX

The non-GAAP financial measure of Adjusted EBITDAX (as defined below), as calculated by us below, is intended to provide readers with meaningful information that supplements our financial statements prepared in accordance with GAAP. Further, this non-GAAP financial measure should only be considered in conjunction with financial statements and disclosures prepared in accordance with GAAP and should not be considered in isolation or as a substitute for GAAP measures, such as net income or loss, operating income or loss or any other GAAP measure of financial position or results of operations. Adjusted EBITDAX is presented herein and reconciled from the GAAP measure of net income (loss) because of its wide acceptance by the investment community as a financial indicator.

We define “Adjusted EBITDAX” as net income (loss) plus, when applicable, accretion of asset retirement obligations; depreciation, depletion and amortization; interest expense, net; transaction costs; loss on sale of oil and gas properties; exploration expense; unrealized loss on derivative contracts; stock-based compensation (non-cash and expected to settle in cash); and income tax expense (benefit).

Our Adjusted EBITDAX measure provides additional information that may be used to better understand our operations. Adjusted EBITDAX is one of several metrics that we use as a supplemental financial measurement in the evaluation of our business and should not be considered as an alternative to, or more meaningful than, net income (loss) as an indicator of operating performance. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic cost of depreciable and depletable assets. Adjusted EBITDAX, as used by us, may not be comparable to similarly titled measures reported by other companies. We believe that Adjusted EBITDAX is a widely followed measure of operating performance and is one of many metrics used by our management team and by other users of our consolidated financial statements. For example, Adjusted EBITDAX can be used to assess our operating performance and return on capital in comparison to other independent exploration and production companies without regard to financial or capital structure and to assess the financial performance of our assets and our Company without regard to capital structure or historical cost basis.

The following table provides a reconciliation of Net income (loss) to Adjusted EBITDAX for the periods indicated:

($000s)	Three Months Ended
	March 31,
	2023	2022
Net income (loss)	$86,211	$(51,877)
Accretion of asset retirement obligations	629	397
Depreciation, depletion and amortization	110,750	34,326
Interest expense, net	22,856	5,318
Transaction costs	193	10,742
Loss on sale of oil and gas properties	3,140	—
Exploration expense	466	92
Unrealized loss on derivative contracts	19,439	119,794
Stock based compensation(1)	4,618	5,830
Income tax expense (benefit)	18,601	(1,533)
Adjusted EBITDAX	$266,903	$123,089

(1)Consists of expense for non-cash equity awards and cash-based liability awards that are expected to be settled in cash. On February 8, 2023, cash-based liability awards were settled in the amount of $14.5 million. On February 9, 2022, cash-based liability awards were settled in the amount of $8.1 million. Stock-based compensation is included in General and administrative expense in the Condensed Consolidated Statements of Operations.

III. Adjusted Net Income

We define “Adjusted Net Income” as net income (loss) plus, when applicable, unrealized loss on derivative contracts; loss on sale of oil and gas properties; write-off of deferred financing costs; transaction costs; and the associated changes in estimated income tax.

Our Adjusted Net Income is a non-GAAP financial measure that provides additional information that may be used to further understand our operations. Adjusted Net Income is one of several metrics that we use as a supplemental financial measurement in the evaluation of our business and should not be considered as an alternative to, or more meaningful than, net income (loss) as an indicator of operating performance. Certain items excluded from Adjusted Net Income are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic cost of depreciable and depletable assets. Adjusted Net Income, as used by us, may not be comparable to similarly titled measures reported by other companies. We believe that Adjusted Net Income is a widely followed measure of operating performance and is one of many metrics used by our management team and by other users of our consolidated financial statements. For example, Adjusted Net Income can be used to assess our operating performance and return on capital in comparison to other independent exploration and production companies without regard to financial or capital structure and to assess the financial performance of our assets and our Company without regard to capital structure or historical cost basis.

The following table provides a reconciliation of Net income (loss) to Adjusted Net Income for the periods indicated:

($000s, except share and per share data)	Three Months Ended
	March 31,
	2023	2022
Net income (loss)	$86,211	$(51,877)
Unrealized loss on derivative contracts	19,439	119,794
Loss on sale of oil and gas properties	3,140	—
Write-off of deferred financing costs	5,109	—
Transaction costs	193	10,742
Income tax effect of the above	(4,970)	(2,485)
Adjusted Net Income	$109,122	$76,174
Adjusted Diluted Shares(1)	141,784,658	97,768,111
Adjusted Net Income per Adjusted Diluted Share	$0.77	$0.78

(1)Does not include potentially dilutive unvested restricted stock units and performance units for the three months ended March 31, 2022 due to the loss for the period.

IV. Free Cash Flow

Free Cash Flow is a non-GAAP financial measure that we use as an indicator of our ability to fund our development activities and reduce our leverage. We define Free Cash Flow as Net cash provided by operating activities; less (1) Settlement of asset retirement obligations, Gain on sale of office and other equipment, Write-off of deferred financing costs, Amortization of deferred financing costs and Change in assets and liabilities from the Condensed Consolidated Statements of Cash Flows; plus (2) Transaction costs, Exploration expense and the current portion of Income tax (expense) benefit from the Condensed Consolidated Statements of Operations; less (3) Capital expenditures (accrual basis). Alternatively, Free Cash Flow could be defined as Adjusted EBITDAX (defined above), less interest expense, less accrual-based capital expenditures.

Management believes that Free Cash Flow, which measures our ability to generate additional cash from our business operations, is an important financial measure for use in evaluating the Company's financial performance. Free Cash Flow should be considered in addition to, rather than as a substitute for, consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity.

Free Cash Flow for the periods indicated:

($000s)	Three Months Ended
	March 31,
	2023	2022
Net cash provided by operating activities	$258,330	$83,002
Adjustments - Condensed Consolidated Statements of Cash Flows
Settlement of asset retirement obligations	539	201
Gain on sale of office and other equipment	33	22
Write-off of deferred financing costs	(5,109)	—
Amortization of deferred financing costs	(1,769)	(627)
Change in assets and liabilities	(8,636)	24,545
Adjustments - Condensed Consolidated Statements of Operations
Transaction costs	193	10,742
Exploration expense	466	92
Income tax benefit - current	—	(206)
Capital expenditures (accrual basis)	(202,272)	(82,109)
Free Cash Flow	$41,775	$35,662

Alternate calculation of Free Cash Flow for the periods indicated:

($000s)	Three Months Ended
	March 31,
	2023	2022
Adjusted EBITDAX	$266,903	$123,089
Interest expense, net	(22,856)	(5,318)
Capital expenditures (accrual basis)	(202,272)	(82,109)
Free Cash Flow	$41,775	$35,662

V. Operating Margin per Boe and Operating Margin per Boe (Including Realized Hedge Settlements)

Operating Margin per Boe is a non-GAAP financial measure that we use to evaluate our operating performance on a per Boe basis. We define Operating Margin per Boe as average realized price per Boe minus lease operating expense per BOE and production and ad valorem taxes per Boe. Operating Margin per Boe (including Realized Hedge Settlements) is calculated as the sum of Operating Margin per Boe and Realized hedge settlements per Boe.

Our Operating Margin per Boe measure provides additional information that may be used to further understand our operating margins. We use Operating Margin per Boe as a supplemental financial measurement in the evaluation of our operational performance. We believe that investors benefit from having access to the same financial measures that our management uses in evaluating our results. Operating Margin per Boe should not be considered as an alternative to, or more meaningful than, net income (loss) as an indicator of operating performance. Operating Margin per Boe, as used by us, may not be comparable to similarly titled measures reported by other companies.